UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2013

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1525 Pointer Ridge Place
	Bowie, Maryland	20716
	(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8-Other Events

Item 8.01 Other Events.

Old Line Bancshares, Inc. (the “Registrant”) reports that, as a result of the issuance of shares of its common stock, par value $0.01 per share (“Common Stock”), in connection with its previously-reported acquisition of WSB Holdings, Inc. (“WSB”) on May 10, 2013, pursuant to an Agreement and Plan of Merger by and between the Registrant and WSB dated as of September 10, 2012, as amended, there were 9,767,400 shares of its Common Stock outstanding as of May 13, 2013, the business day following the closing of the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: May 17, 2013	By: /s/ Mark A. Semanie
Mark A. Semanie, Chief Operating Officer